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                                                               EXHIBIT 10.1


                               FIRST AMENDMENT

        FIRST AMENDMENT, dated as of June 16, 1995 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of November 29, 1994 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Lear Seating Corporation, a Delaware corporation (the "Borrower"), the several financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents.

                            W I T N E S S E T H :

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Banks have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. (a) Subsection 8.8 of the Credit Agreement is hereby amended by deleting the amount "100,000,000" in the table contained therein and adding in lieu thereof the amount "120,000,000".

     (b) Subsection 8.9 of the Credit Agreement is hereby amended by (i) deleting the last proviso contained in paragraph (d) thereof in its entirety and adding in lieu there of the following new proviso:

    "provided, still further, that notwithstanding any provision in this paragraph (d) to the contrary, the Borrower and its Subsidiaries shall not be obligated to pledge any shares of capital stock of any Foreign Subsidiary organized under the laws of Australia, Indonesia, South Africa, Argentina, Brazil or Thailand;";

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                                                                           2


(ii) deleting the word "and" contained in paragraph (n) thereof; (iii) deleting the period contained in paragraph (o) thereof and adding in lieu thereof the word "; and"; and (iv) adding the following new paragraph (p):

          "(p) other loans, advances or other investments up to an aggregate amount not to exceed $5,000,000."

     3. Consent. The Banks hereby consent to the combination of Lear Seating GmbH, Lear Seating GmbH & Co. Kg. and NS Drahtfedern GmbH.

     4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower, the Agent and the Required Banks shall have executed and delivered to the Agent this Amendment and the parties to the Subsidiary Guarantee shall have executed the Acknowledgment and Consent in the form annexed hereto.

     5. Representations and Warranties. The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

     6. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     7. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.
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                                                                            3


     8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper andy duly authorized officers as of the day and year first above written.


                                          LEAR SEATING CORPORATION

                                          By: /s/ Donald J. Stebbins
                                              ----------------------
                                              Title:

                                          CHEMICAL BANK, as Agent and as a
                                            Bank

                                          By:
                                              ----------------------
                                              Title:

                                          BANKERS TRUST COMPANY, as a
                                            Managing Agent and as a Bank

                                          By:
                                              ----------------------
                                              Title:

                                          THE BANK OF NOVA SCOTIA, as a
                                            Managing Agent and as a Bank

                                          By:
                                              ----------------------
                                              Title:
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                                                                          4


                           CITICORP USA, INC., as a
                             Managing Agent and as a Bank

                           By: __________________________
                               Title:

                           LEHMAN COMMERCIAL PAPER INC., as
                             a Managing Agent and as a Bank

                           By: __________________________
                               Title:

                           THE FIRST NATIONAL BANK OF
                             BOSTON

                           By: __________________________
                               Title:

                           THE BANK OF NEW YORK

                           By: __________________________
                               Title:

                           THE MITSUBISHI TRUST &
                             BANKING CORPORATION

                           By: __________________________
                               Title:

                           THE NIPPON CREDIT BANK, LTD.

                           By: __________________________
                               Title:

                           SHAWMUT BANK CONNECTICUT, N.A.

                           By: __________________________
                               Title:

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                                                                          5


                                   ABN AMRO BANK N.V.

                                   By: __________________________
                                       Title:


                                   By: __________________________
                                       Title:

                                   CIBC INC.

                                   By: __________________________
                                       Title:

                                   COMERICA BANK

                                   By: __________________________
                                       Title:

                                   CAISSE NATIONALE DE CREDIT
                                     AGRICOLE

                                   By: __________________________
                                       Title:

                                   CREDIT LYONNAIS CHICAGO BRANCH

                                   By: __________________________
                                       Title:

                                   CREDIT LYONNAIS CAYMAN
                                     ISLAND BRANCH

                                   By: __________________________
                                       Title:

                                   THE FUJI BANK, LIMITED

                                   By: __________________________
                                       Title:

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                                                                          6


                                   NATIONAL BANK OF CANADA

                                   By: __________________________
                                       Title:

                                   By: __________________________
                                       Title:

                                   NBD BANK, N.A.

                                   By: __________________________
                                       Title:


                                   BANQUE PARIBAS

                                   By: __________________________
                                       Title:

                                   By: __________________________
                                       Title:

                                   SOCIETE GENERALE

                                   By: __________________________
                                       Title:

                                   CREDITANSTALT-BANKVEREIN

                                   By: __________________________
                                       Title:

                                   By: __________________________
                                       Title:

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                                   GIRO CREDIT BANK AG DER
                                     SPARKASSEN, GRAND CAYMAN ISLAND
                                     BRANCH

                                   By: __________________________
                                       Title:

                                   By: __________________________
                                       Title:

                                   BANK ONE, MILWAUKEE, NA

                                   By: __________________________
                                       Title:

                                   THE INDUSTRIAL BANK OF JAPAN, LTD.

                                   By: __________________________
                                       Title:

                                   THE YASUDA TRUST AND BANKING
                                     COMPANY, LIMITED

                                   By: __________________________
                                       Title:

                                   DRESDNER BANK AG, CHICAGO AND GRAND
                                     CAYMAN BRANCHES

                                   By: __________________________
                                       Title:

                                   By: __________________________
                                       Title:

                                   ISTITUTO BANCARIO SAN PAOLO DI
                                     TORINO S.p.A.

                                   By: __________________________
                                       Title:

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                         ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned corporations as guarantors under the Second Amended and Restated Subsidiary and Affiliate Guarantee, dated as of November 29, 1994, made by the undersigned corporations in favor of the Agent hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees contained in such Amended and Restated Subsidiary and Affiliate Guarantee (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                   LS ACQUISITION CORP. NO. 14

                                   By: __________________________
                                       Title:

                                   LEAR SEATING HOLDINGS CORP.
                                     NO. 50

                                   By: __________________________
                                       Title:

                                   PROGRESS PATTERN CORP.

                                   By: __________________________
                                       Title:

                                   LEAR PLASTICS CORP.

                                   By: __________________________
                                       Title:

                                   LS ACQUISITION COPORATION
                                     NO. 24

                                   By: __________________________
                                       Title:

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                                        FAIR HAVEN INDUSTRIES, INC.

                                        By: _______________________
                                            Title: